Exhibit 99.2

RenaissanceRe Holdings Ltd.

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium” and “managed catastrophe premium, net of fully-collateralized joint ventures”. A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 19 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. The Company’s business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this release contain information about the Company’s future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Reports on Form 10-Q for the quarters ending March 31, June 30 and September 30, 2007.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2006. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2006 and Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended December 31,		Twelve months ended December 31,
	2007	2006	2007	2006

Highlights

Gross premiums written	$122,227	$194,952	$1,809,637	$1,943,647
Net premiums written	105,303	156,846	1,435,335	1,529,620
Net premiums earned	336,240	380,088	1,424,369	1,529,777
Net claims and claim expenses incurred	62,728	97,280	479,274	446,230
Underwriting income	177,252	177,285	579,701	693,264
Net investment income	80,714	83,233	402,463	318,106
Net income available to common shareholders	62,204	201,135	569,575	761,635

Net realized gains (losses) on investments	7,182	2,489	1,293	(34,464)

Net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	(131,201)	—	(167,171)	—

Operating income available to common shareholders (1)	186,223	198,646	735,453	796,099

Total assets	$8,286,355	$7,769,026	$8,286,355	$7,769,026
Total shareholders’ equity	$3,477,503	$3,280,497	$3,477,503	$3,280,497

Per share data

Net income available to common shareholders per common share - diluted	$0.88	$2.78	$7.93	$10.57
Operating income available to common shareholders per common share - diluted (1)	$2.64	$2.74	$10.24	$11.05

Dividends per common share	$0.22	$0.21	$0.88	$0.84

Book value per common share	$41.03	$34.38	$41.03	$34.38
Accumulated dividends per common share	7.00	6.12	7.00	6.12

Book value per common share plus accumulated dividends	$48.03	$40.50	$48.03	$40.50

Financial ratios

Net claims and claim expense ratio - current accident year	50.4%	33.5%	50.0%	38.1%
Net claims and claim expense ratio - prior accident years	(31.7)%	(7.9)%	(16.4)%	(8.9)%

Net claims and claim expense ratio - calendar year	18.7%	25.6%	33.6%	29.2%
Underwriting expense ratio	28.6%	27.8%	25.7%	25.5%

Combined ratio	47.3%	53.4%	59.3%	54.7%

Operating return on average common equity - annualized (1)	26.1%	33.3%	27.0%	37.9%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Revenues
Gross premiums written	$122,227	$208,821	$845,860	$632,729	$194,952

Net premiums written	$105,303	$149,163	$609,842	$571,027	$156,846
Decrease (increase) in unearned premiums	230,937	217,894	(251,388)	(208,409)	223,242

Net premiums earned	336,240	367,057	358,454	362,618	380,088
Net investment income	80,714	95,594	118,140	108,015	83,233
Net foreign exchange gains (losses)	4,598	(5,424)	(373)	5,167	(1,715)
Equity in (losses) earnings of other ventures	(124,999)	(23,986)	9,675	10,701	8,624
Other loss	(20,221)	(10,008)	(5,498)	(2,203)	(4,160)
Net realized gains (losses) on investments	7,182	1,592	(11,566)	4,085	2,489

Total revenues	283,514	424,825	468,832	488,383	468,559

Expenses
Net claims and claim expenses incurred	62,728	131,700	138,854	145,992	97,280
Acquisition expenses	67,973	63,719	59,509	63,729	73,288
Operational expenses	28,287	27,126	26,527	28,524	32,235
Corporate expenses	9,771	7,158	4,927	7,004	7,987
Interest expense	7,226	7,226	7,195	11,979	8,439

Total expenses	175,985	236,929	237,012	257,228	219,229

Income before minority interest and taxes	107,529	187,896	231,820	231,155	249,330
Minority interest - DaVinciRe	(54,070)	(43,820)	(37,399)	(29,107)	(38,665)

Income before taxes	53,459	144,076	194,421	202,048	210,665
Income tax benefit (expense)	19,320	(101)	(680)	(107)	(42)

Net income	72,779	143,975	193,741	201,941	210,623
Dividends on preference shares	(10,575)	(10,575)	(10,575)	(11,136)	(9,488)

Net income available to common shareholders	$62,204	$133,400	$183,166	$190,805	$201,135

Operating income available to common shareholders per Common Share - diluted (1)	$2.64	$2.33	$2.69	$2.57	$2.74
Net income available to common shareholders per Common Share - basic	$0.90	$1.89	$2.57	$2.68	$2.83
Net income available to common shareholders per Common Share - diluted	$0.88	$1.85	$2.53	$2.63	$2.78
Average shares outstanding - basic	68,966	70,575	71,259	71,281	71,178
Average shares outstanding - diluted	70,413	71,945	72,430	72,514	72,467
Net claims and claim expense ratio	18.7%	35.9%	38.7%	40.2%	25.6%
Underwriting expense ratio	28.6%	24.7%	24.0%	25.4%	27.8%

Combined ratio	47.3%	60.6%	62.7%	65.6%	53.4%

Operating return on average common equity - annualized (1)	26.1%	23.6%	28.5%	29.1%	33.3%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Twelve months ended
	December 31, 2007	December 31, 2006
Revenues
Gross premiums written	$1,809,637	$1,943,647

Net premiums written	$1,435,335	$1,529,620
(Increase) decrease in unearned premiums	(10,966)	157

Net premiums earned	1,424,369	1,529,777
Net investment income	402,463	318,106
Net foreign exchange gains (losses)	3,968	(3,293)
Equity in (losses) earnings of other ventures	(128,609)	34,528
Other loss	(37,930)	(3,917)
Net realized gains (losses) on investments	1,293	(34,464)

Total revenues	1,665,554	1,840,737

Expenses
Net claims and claim expenses incurred	479,274	446,230
Acquisition expenses	254,930	280,697
Operational expenses	110,464	109,586
Corporate expenses	28,860	24,418
Interest expense	33,626	37,602

Total expenses	907,154	898,533

Income before minority interest and taxes	758,400	942,204
Minority interest - DaVinciRe	(164,396)	(144,159)

Income before taxes	594,004	798,045
Income tax benefit (expense)	18,432	(935)

Net income	612,436	797,110
Dividends on preference shares	(42,861)	(35,475)

Net income available to common shareholders	$569,575	$761,635

Operating income available to common shareholders per Common Share - diluted (1)	$10.24	$11.05

Net income available to common shareholders per Common Share - basic	$8.08	$10.72
Net income available to common shareholders per Common Share - diluted	$7.93	$10.57

Average shares outstanding - basic	70,520	71,064
Average shares outstanding - diluted	71,825	72,073

Net claims and claim expense ratio	33.6%	29.2%
Underwriting expense ratio	25.7%	25.5%

Combined ratio	59.3%	54.7%

Operating return on average common equity - annualized (1)	27.0%	37.9%

(1)	See Comments on Regulation G for a reconciliation of operating income to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended December 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$26,693	$93,353	$2,181	$122,227

Net premiums written	$28,807	$76,496		$105,303

Net premiums earned	$234,375	$101,865		$336,240
Net claims and claim expenses incurred	19,128	43,600		62,728
Acquisition expenses	33,504	34,469		67,973
Operational expenses	17,026	11,261		28,287

Underwriting income	$164,717	$12,535		$177,252

Net claims and claim expenses incurred - current accident year	$117,777	$51,722		$169,499
Net claims and claim expenses incurred - prior accident years	(98,649)	(8,122)		(106,771)

Net claims and claim expenses incurred - total	$19,128	$43,600		$62,728

Net claims and claim expense ratio - current accident year	50.3%	50.8%		50.4%
Net claims and claim expense ratio - prior accident years	(42.1)%	(8.0)%		(31.7)%

Net claims and claim expense ratio - calendar year	8.2%	42.8%		18.7%
Underwriting expense ratio	21.5%	44.9%		28.6%

Combined ratio	29.7%	87.7%		47.3%

	Three months ended December 31, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$51,719	$141,601	$1,632	$194,952

Net premiums written	$52,026	$104,820		$156,846

Net premiums earned	$244,273	$135,815		$380,088
Net claims and claim expenses incurred	54,183	43,097		97,280
Acquisition expenses	27,837	45,451		73,288
Operational expenses	21,603	10,632		32,235

Underwriting income	$140,650	$36,635		$177,285

Net claims and claim expenses incurred - current accident year	$79,666	$47,507		$127,173
Net claims and claim expenses incurred - prior accident years	(25,483)	(4,410)		(29,893)

Net claims and claim expenses incurred - total	$54,183	$43,097		$97,280

Net claims and claim expense ratio - current accident year	32.6%	35.0%		33.5%
Net claims and claim expense ratio - prior accident years	(10.4)%	(3.2)%		(7.9)%

Net claims and claim expense ratio - calendar year	22.2%	31.8%		25.6%
Underwriting expense ratio	20.2%	41.3%		27.8%

Combined ratio	42.4%	73.1%		53.4%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Twelve months ended December 31, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,290,420	$556,594	$(37,377)	$1,809,637

Net premiums written	$1,024,493	$410,842		$1,435,335

Net premiums earned	$957,661	$466,708		$1,424,369
Net claims and claim expenses incurred	241,118	238,156		479,274
Acquisition expenses	119,915	135,015		254,930
Operational expenses	67,969	42,495		110,464

Underwriting income	$528,659	$51,042		$579,701

Net claims and claim expenses incurred - current accident year	$435,495	$276,929		$712,424
Net claims and claim expenses incurred - prior accident years	(194,377)	(38,773)		(233,150)

Net claims and claim expenses incurred - total	$241,118	$238,156		$479,274

Net claims and claim expense ratio - current accident year	45.5%	59.3%		50.0%
Net claims and claim expense ratio - prior accident years	(20.3)%	(8.3)%		(16.4)%

Net claims and claim expense ratio - calendar year	25.2%	51.0%		33.6%
Underwriting expense ratio	19.6%	38.1%		25.7%

Combined ratio	44.8%	89.1%		59.3%

	Twelve months ended December 31, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total
Gross premiums written	$1,321,163	$689,392	$(66,908)	$1,943,647

Net premiums written	$1,039,103	$490,517		$1,529,620

Net premiums earned	$972,017	$557,760		$1,529,777
Net claims and claim expenses incurred	148,052	298,178		446,230
Acquisition expenses	115,324	165,373		280,697
Operational expenses	72,405	37,181		109,586

Underwriting income	$636,236	$57,028		$693,264

Net claims and claim expenses incurred - current accident year	$273,286	$309,502		$582,788
Net claims and claim expenses incurred - prior accident years	(125,234)	(11,324)		(136,558)

Net claims and claim expenses incurred - total	$148,052	$298,178		$446,230

Net claims and claim expense ratio - current accident year	28.1%	55.5%		38.1%
Net claims and claim expense ratio - prior accident years	(12.9)%	(2.0)%		(8.9)%

Net claims and claim expense ratio - calendar year	15.2%	53.5%		29.2%
Underwriting expense ratio	19.3%	36.3%		25.5%

Combined ratio	34.5%	89.8%		54.7%

(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended December 31, 2007			Three months ended December 31, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$(10,815)	$37,508	$26,693	$23,184	$28,535	$51,719

Net premiums written	$(8,701)	$37,508	$28,807	$23,491	$28,535	$52,026

Net premiums earned	$168,843	$65,532	$234,375	$179,309	$64,964	$244,273
Net claims and claim expenses incurred	(30,094)	49,222	19,128	34,973	19,210	54,183
Acquisition expenses	17,693	15,811	33,504	20,337	7,500	27,837
Operational expenses	12,086	4,940	17,026	13,944	7,659	21,603

Underwriting income (loss)	$169,158	$(4,441)	$164,717	$110,055	$30,595	$140,650

Net claims and claim expenses incurred - current accident year	$31,001	$86,776	$117,777	$38,433	$41,233	$79,666
Net claims and claim expenses incurred - prior accident years	(61,095)	(37,554)	(98,649)	(3,460)	(22,023)	(25,483)

Net claims and claim expenses incurred - total	$(30,094)	$49,222	$19,128	$34,973	$19,210	$54,183

Net claims and claim expense ratio - current accident year	18.4%	132.4%	50.3%	21.4%	63.5%	32.6%
Net claims and claim expense ratio - prior accident years	(36.2)%	(57.3)%	(42.1)%	(1.9)%	(33.9)%	(10.4)%

Net claims and claim expense ratio - calendar year	(17.8)%	75.1%	8.2%	19.5%	29.6%	22.2%
Underwriting expense ratio	17.6%	31.7%	21.5%	19.1%	23.3%	20.2%

Combined ratio	(0.2)%	106.8%	29.7%	38.6%	52.9%	42.4%

	Twelve months ended December 31, 2007			Twelve months ended December 31, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$1,003,104	$287,316	$1,290,420	$1,099,114	$222,049	$1,321,163

Net premiums written	$737,177	$287,316	$1,024,493	$817,054	$222,049	$1,039,103

Net premiums earned	$726,265	$231,396	$957,661	$733,777	$238,240	$972,017
Net claims and claim expenses incurred	128,573	112,545	241,118	131,475	16,577	148,052
Acquisition expenses	77,089	42,826	119,915	82,936	32,388	115,324
Operational expenses	49,370	18,599	67,969	47,364	25,041	72,405

Underwriting income	$471,233	$57,426	$528,659	$472,002	$164,234	$636,236

Net claims and claim expenses incurred - current accident year	$221,662	$213,833	$435,495	$117,528	$155,758	$273,286
Net claims and claim expenses incurred - prior accident years	(93,089)	(101,288)	(194,377)	13,947	(139,181)	(125,234)

Net claims and claim expenses incurred - total	$128,573	$112,545	$241,118	$131,475	$16,577	$148,052

Net claims and claim expense ratio - current accident year	30.5%	92.4%	45.5%	16.0%	65.4%	28.1%
Net claims and claim expense ratio - prior accident years	(12.8)%	(43.8)%	(20.3)%	1.9%	(58.4)%	(12.9)%

Net claims and claim expense ratio - calendar year	17.7%	48.6%	25.2%	17.9%	7.0%	15.2%
Underwriting expense ratio	17.4%	26.6%	19.6%	17.8%	24.1%	19.3%

Combined ratio	35.1%	75.2%	44.8%	35.7%	31.1%	34.5%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Three months ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Renaissance catastrophe premiums	$(2,224)	$84,271	$340,913	$240,027	$20,630
Renaissance specialty premiums	37,498	39,536	93,258	107,590	28,164

Total Renaissance premiums	35,274	123,807	434,171	347,617	48,794

DaVinci catastrophe premiums	(8,591)	17,856	171,915	158,937	2,554
DaVinci specialty premiums	10	(118)	129	9,413	371

Total DaVinci premiums	(8,581)	17,738	172,044	168,350	2,925

Total Reinsurance premiums	$26,693	$141,545	$606,215	$515,967	$51,719

Total specialty premiums (1)	$37,508	$39,418	$93,387	$117,003	$28,535

Total catastrophe premiums	$(10,815)	$102,127	$512,828	$398,964	$23,184

Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	2,711	—	26,822	36,903	—
Catastrophe premiums assumed from the Individual Risk segment	2,590	(34,258)	1,254	(6,554)	1,632

Total managed catastrophe premiums (3)	(5,514)	67,869	540,904	429,313	24,816

Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	883	(938)	(65,798)	6,435	322

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$(4,631)	$66,931	$475,106	$435,748	$25,138

(1)	Total specialty premiums written includes $0.4 million, $nil, $ nil, $nil and $nil of premiums assumed from the Individual Risk segment for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Twelve months ended
	Dec. 31, 2007	Dec. 31, 2006
Renaissance catastrophe premiums	$662,987	$773,638
Renaissance specialty premiums	277,882	198,111

Total Renaissance premiums	940,869	971,749

DaVinci catastrophe premiums	340,117	325,476
DaVinci specialty premiums	9,434	23,938

Total DaVinci premiums	349,551	349,414

Total Reinsurance premiums	$1,290,420	$1,321,163

Total specialty premiums (1)	$287,316	$222,049

Total catastrophe premiums	$1,003,104	$1,099,114
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	66,436	51,244
Catastrophe premiums assumed from the Individual Risk segment	(36,968)	(64,573)

Total managed catastrophe premiums (3)	1,032,572	1,085,785
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(59,418)	(113,977)

Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$973,154	$971,808

(1)	Total specialty premiums written includes $0.4 million and $2.3 million of premiums assumed from the Individual Risk segment for the years ended December 31, 2007 and 2006, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See comments on Regulation G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment Gross Premiums Written

	Three months ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
By Type of Business

Commercial multi-line	$60,456	$60,428	$161,125	$59,141	$62,942
Commercial property	20,559	26,361	75,013	42,505	47,199
Personal lines property	12,338	14,745	2,253	21,670	31,460

Total Individual Risk premiums	$93,353	$101,534	$238,391	$123,316	$141,601

	Twelve months ended
	Dec. 31, 2007	Dec. 31, 2006
By Type of Business

Commercial multi-line	$341,150	$358,987
Commercial property	164,438	226,205
Personal lines property	51,006	104,200

Total Individual Risk premiums	$556,594	$689,392

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Revenues
Gross premiums written	$(8,581)	$17,738	$172,044	$168,350	$2,925

Net premiums written	$(9,173)	$5,662	$159,155	$166,251	$3,117
Decrease (increase) in unearned premiums	83,214	76,796	(83,855)	(87,786)	66,821

Net premiums earned	74,041	82,458	75,300	78,465	69,938
Net investment income	18,517	19,496	18,961	18,657	16,572
Net foreign exchange gains (losses)	1,738	(1,545)	(170)	897	(1,428)
Other loss	(4,706)	(5,548)	(3,422)	(3,448)	(1,045)
Net realized gains (losses) on investments	2,873	350	(2,972)	763	646

Total revenues	92,463	95,211	87,697	95,334	84,683

Expenses
Net claims and claim expenses incurred	(5,806)	9,302	12,587	35,118	9,251
Acquisition expenses	19,424	19,162	17,233	12,771	16,567
Operational and corporate expenses	7,758	8,554	7,795	7,827	8,154
Interest expense	3,067	3,067	3,033	3,000	2,469

Total expenses	24,443	40,085	40,648	58,716	36,441

Income before minority interest	68,020	55,126	47,049	36,618	48,242
Minority interest	(143)	(116)	(101)	(79)	(103)

Net income	$67,877	$55,010	$46,948	$36,539	$48,139

Net claims and claim expenses incurred - current accident year	$10,636	$14,393	$20,037	$40,012	$11,422
Net claims and claim expenses incurred - prior accident years	(16,442)	(5,091)	(7,450)	(4,894)	(2,171)

Net claims and claim expenses incurred - total	$(5,806)	$9,302	$12,587	$35,118	$9,251

Net claims and claim expense ratio - current accident year	14.4%	17.5%	26.6%	51.0%	16.3%
Net claims and claim expense ratio - prior accident years	(22.2)%	(6.2)%	(9.9)%	(6.2)%	(3.1)%

Net claims and claim expense ratio - calendar year	(7.8)%	11.3%	16.7%	44.8%	13.2%
Underwriting expense ratio	36.7%	33.6%	33.2%	26.3%	35.3%

Combined ratio	28.9%	44.9%	49.9%	71.1%	48.5%

10

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Twelve months ended
	Dec. 31, 2007	Dec. 31, 2006
Revenues
Gross premiums written	$349,551	$349,414

Net premiums written	$321,895	$310,500
Increase in unearned premiums	(11,631)	(30,952)

Net premiums earned	310,264	279,548
Net investment income	75,631	59,067
Net foreign exchange gains (losses)	920	(4,066)
Other loss	(17,124)	(2,129)
Net realized gains (losses) on investments	1,014	(7,740)

Total revenues	370,705	324,680

Expenses
Net claims and claim expenses incurred	51,201	46,574
Acquisition expenses	68,590	58,326
Operational and corporate expenses	31,934	29,928
Interest expense	12,167	8,549

Total expenses	163,892	143,377

Income before minority interest	206,813	181,303
Minority interest	(439)	(382)

Net income	$206,374	$180,921

Net claims and claim expenses incurred - current accident year	$85,078	$41,135
Net claims and claim expenses incurred - prior accident years	(33,877)	5,439

Net claims and claim expenses incurred - total	$51,201	$46,574

Net claims and claim expense ratio - current accident year	27.4%	14.7%
Net claims and claim expense ratio - prior accident years	(10.9)%	1.9%

Net claims and claim expense ratio - calendar year	16.5%	16.6%
Underwriting expense ratio	32.4%	31.6%

Combined ratio	48.9%	48.2%

11

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006
Assets
Fixed maturity investments available for sale, at fair value	$3,914,363	$3,475,449	$3,179,189	$3,155,864	$3,111,930
Short term investments, at cost	1,821,549	2,418,958	2,268,172	2,183,564	2,410,971
Other investments, at fair value	807,864	716,686	661,709	620,576	592,829
Investments in other ventures, under equity method	90,572	176,256	235,371	239,021	227,075

Total investments	6,634,348	6,787,349	6,344,441	6,199,025	6,342,805
Cash and cash equivalents	330,226	317,295	266,455	270,608	214,399
Premiums receivable	475,075	714,495	927,657	538,720	419,150
Ceded reinsurance balances	107,916	194,357	241,488	116,020	133,971
Losses recoverable	183,275	220,037	236,990	248,599	301,854
Accrued investment income	39,084	41,483	41,824	41,881	41,234
Deferred acquisition costs	104,212	142,171	171,931	124,282	106,918
Receivable for investments sold	144,037	197,110	193,387	109,554	61,061
Other secured assets	90,488	—	—	—	—
Other assets	177,694	147,041	134,190	138,427	147,634

Total assets	$8,286,355	$8,761,338	$8,558,363	$7,787,116	$7,769,026

Liabilities, Minority Interest and Shareholders’ Equity Liabilities
Reserve for claims and claim expenses	$2,028,496	$2,128,644	$2,128,216	$2,109,864	$2,098,155
Reserve for unearned premiums	563,336	880,714	1,145,739	768,882	578,424
Debt	451,951	450,540	450,000	450,000	450,000
Subordinated obligation to capital trust	—	—	—	—	103,093
Reinsurance balances payable	275,430	358,333	344,945	232,832	395,083
Payable for investments purchased	422,974	511,153	200,833	138,110	88,089
Other secured liabilities	88,920	—	—	—	—
Other liabilities	162,294	148,388	114,406	104,300	125,401

Total liabilities	3,993,401	4,477,772	4,384,139	3,803,988	3,838,245

Minority interest - DaVinciRe	815,451	761,815	714,186	679,568	650,284

Shareholders’ Equity
Preference shares	650,000	650,000	650,000	650,000	800,000
Common shares	68,920	70,852	72,266	72,289	72,140
Additional paid-in capital	107,867	212,297	283,693	279,979	284,123
Accumulated other comprehensive income	44,719	29,649	12,939	27,420	25,217
Retained earnings	2,605,997	2,558,953	2,441,140	2,273,872	2,099,017

Total shareholders’ equity	3,477,503	3,521,751	3,460,038	3,303,560	3,280,497

Total liabilities, minority interest and shareholders’ equity	$8,286,355	$8,761,338	$8,558,363	$7,787,116	$7,769,026

Book value per common share	$41.03	$40.53	$38.88	$36.71	$34.38

Common shares outstanding	68,920	70,852	72,266	72,289	72,140

12

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	Dec. 31, 2007		Sept. 30, 2007		June 30, 2007		Mar. 31, 2007		Dec. 31, 2006
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,057,979	15.9%	$1,005,748	14.8%	$1,006,808	15.9%	$1,214,606	19.6%	$1,180,064	18.6%
Non-U.S. government	66,496	1.0%	127,346	1.9%	143,004	2.3%	146,774	2.4%	154,848	2.4%
Corporate	937,289	14.1%	950,739	14.0%	967,070	15.2%	1,015,171	16.4%	995,410	15.7%
Mortgage-backed	1,251,582	18.9%	861,157	12.7%	634,066	10.0%	405,205	6.5%	397,741	6.3%
Asset-backed	601,017	9.1%	530,459	7.8%	428,241	6.7%	374,108	6.0%	383,867	6.1%

Total fixed maturities available for sale	3,914,363	59.0%	3,475,449	51.2%	3,179,189	50.1%	3,155,864	50.9%	3,111,930	49.1%
Short term investments, at cost	1,821,549	27.4%	2,418,958	35.6%	2,268,172	35.8%	2,183,564	35.2%	2,410,971	38.0%
Other investments, at fair value	807,864	12.2%	716,686	10.6%	661,709	10.4%	620,576	10.0%	592,829	9.3%

Total managed investment portfolio	6,543,776	98.6%	6,611,093	97.4%	6,109,070	96.3%	5,960,004	96.1%	6,115,730	96.4%
Investments in other ventures, under equity method	90,572	1.4%	176,256	2.6%	235,371	3.7%	239,021	3.9%	227,075	3.6%

Total investments	$6,634,348	100.0%	$6,787,349	100.0%	$6,344,441	100.0%	$6,199,025	100.0%	$6,342,805	100.0%

CREDIT QUALITY OF FIXED MATURITIES
AAA	$3,130,143	80.0%	$2,656,928	76.4%	$2,339,451	73.6%	$2,286,168	72.4%	$2,248,182	72.2%
AA	404,173	10.3%	447,123	12.9%	484,035	15.2%	514,643	16.3%	479,340	15.4%
A	182,780	4.7%	173,240	5.0%	161,038	5.1%	157,437	5.0%	167,068	5.4%
BBB	123,529	3.1%	115,382	3.3%	115,184	3.6%	122,030	3.9%	139,453	4.5%
Non-investment grade	73,738	1.9%	82,776	2.4%	79,481	2.5%	75,586	2.4%	77,887	2.5%

Total fixed maturities available for sale	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$385,497	9.8%	$383,365	11.0%	$471,367	14.8%	$529,078	16.8%	$508,982	16.4%
Due after one through five years	1,323,586	33.8%	1,324,174	38.1%	1,324,211	41.6%	1,534,647	48.6%	1,539,509	49.5%
Due after five through ten years	267,579	6.8%	290,864	8.4%	240,195	7.6%	221,741	7.0%	178,143	5.7%
Due after 10 years	85,102	2.2%	85,430	2.4%	81,109	2.6%	91,085	2.9%	103,688	3.3%
U.S. mortgage-backed securities	1,251,582	32.0%	861,157	24.8%	634,066	19.9%	405,205	12.8%	397,741	12.8%
U.S. asset-backed securities	601,017	15.4%	530,459	15.3%	428,241	13.5%	374,108	11.9%	383,867	12.3%

Total fixed maturities available for sale	$3,914,363	100.0%	$3,475,449	100.0%	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%

	As of or for the three months ended
	Dec. 31, 2007		Sept. 30, 2007		June 30, 2007		Mar. 31, 2007		Dec. 31, 2006
Average yield to maturity of fixed maturities and short term investments	4.5%		4.9%		5.4%		5.1%		5.3%
Average duration of fixed maturities and short term investments	1.8		1.3		1.3		1.3		1.3
Average credit quality of fixed maturities and short term investments	AA		AA		AA		AA		AA

13

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006
TYPE OF INVESTMENT
Private equity partnerships	$301,446	$293,099	$278,312	$247,809	$223,245
Senior secured bank loan funds	158,203	98,412	84,136	83,007	81,428
Hedge funds	126,417	75,230	72,577	73,283	72,439
Non-U.S. fixed income funds	126,252	125,687	103,124	100,601	97,999
Catastrophe bonds	95,535	124,247	123,549	115,865	114,614
Miscellaneous other investments	11	11	11	11	3,104

Total other investments	$807,864	$716,686	$661,709	$620,576	$592,829

TYPE OF INVESTMENT
Private equity partnerships	37.4%	40.9%	42.0%	39.9%	37.7%
Senior secured bank loan funds	19.6%	13.8%	12.7%	13.4%	13.7%
Hedge funds	15.6%	10.5%	11.0%	11.8%	12.2%
Non-U.S. fixed income funds	15.6%	17.5%	15.6%	16.2%	16.6%
Catastrophe bonds	11.8%	17.3%	18.7%	18.7%	19.3%
Miscellaneous other investments	0.0%	0.0%	0.0%	0.0%	0.5%

Total other investments	100.0%	100.0%	100.0%	100.0%	100.0%

14

RenaissanceRe Holdings Ltd.

Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2007
Property catastrophe reinsurance	$275,436	$287,201	$204,487	$767,124
Specialty reinsurance	109,567	93,280	448,756	651,603

Total Reinsurance	385,003	380,481	653,243	1,418,727
Individual Risk	237,747	10,359	361,663	609,769

Total	$622,750	$390,840	$1,014,906	$2,028,496

September 30, 2007
Property catastrophe reinsurance	$268,412	$332,990	$238,595	$839,997
Specialty reinsurance	124,511	97,262	401,376	623,149

Total Reinsurance	392,923	430,252	639,971	1,463,146
Individual Risk	246,111	13,360	406,027	665,498

Total	$639,034	$443,612	$1,045,998	$2,128,644

June 30, 2007
Property catastrophe reinsurance	$337,825	$258,807	$288,602	$885,234
Specialty reinsurance	101,025	75,551	408,954	585,530

Total Reinsurance	438,850	334,358	697,556	1,470,764
Individual Risk	261,637	19,263	376,552	657,452

Total	$700,487	$353,621	$1,074,108	$2,128,216

March 31, 2007
Property catastrophe reinsurance	$380,995	$282,113	$247,714	$910,822
Specialty reinsurance	94,178	78,215	406,171	578,564

Total Reinsurance	475,173	360,328	653,885	1,489,386
Individual Risk	267,059	21,088	332,331	620,478

Total	$742,232	$381,416	$986,216	$2,109,864

December 31, 2006
Property catastrophe reinsurance	$366,337	$282,544	$226,579	$875,460
Specialty reinsurance	104,010	77,315	412,466	593,791

Total Reinsurance	470,347	359,859	639,045	1,469,251
Individual Risk	272,119	15,611	341,174	628,904

Total	$742,466	$375,470	$980,219	$2,098,155

15

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended December 31, 2007			Three months ended December 31, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,128,644	$220,037	$1,908,607	$2,155,213	$394,335	$1,760,878

Incurred losses and loss expenses
Current year	165,339	(4,160)	169,499	164,809	37,636	127,173
Prior years	(114,842)	(8,071)	(106,771)	(36,784)	(6,891)	(29,893)

Total incurred losses and loss expenses	50,497	(12,231)	62,728	128,025	30,745	97,280

Paid losses and loss expenses
Current year	70,809	1,350	69,459	59,962	20,590	39,372
Prior years	79,836	23,181	56,655	125,121	102,636	22,485

Total paid losses and loss expenses	150,645	24,531	126,114	185,083	123,226	61,857

Reserve for losses and loss expenses, end of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301

	Twelve months ended December 31, 2007			Twelve months ended December 31, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361

Incurred losses and loss expenses
Current year	797,044	84,620	712,424	668,941	86,153	582,788
Prior years	(233,286)	(136)	(233,150)	(164,831)	(28,273)	(136,558)

Total incurred losses and loss expenses	563,758	84,484	479,274	504,110	57,880	446,230

Paid losses and loss expenses
Current year	134,562	8,746	125,816	172,800	33,532	139,268
Prior years	498,855	194,317	304,538	847,706	395,684	452,022

Total paid losses and loss expenses	633,417	203,063	430,354	1,020,506	429,216	591,290

Reserve for losses and loss expenses, end of period	$2,028,496	$183,275	$1,845,221	$2,098,155	$301,854	$1,796,301

16

RenaissanceRe Holdings Ltd.

Equity in (Losses) Earnings of Other Ventures

	Three months ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Top Layer Re	$3,162	$4,093	$3,761	$3,933	$3,232
Tower Hill	1,969	1,131	79	253	(1,141)
Starbound II	1,071	1,057	344	—	—
Starbound	—	301	302	1,686	880
ChannelRe	(131,201)	(30,568)	5,189	4,829	5,653

Total equity in (losses) earnings of other ventures	$(124,999)	$(23,986)	$9,675	$10,701	$8,624

	Year ended
	December 31, 2007	December 31, 2006
Top Layer Re	$14,949	$12,703
Tower Hill	3,432	602
Starbound II	2,472	—
Starbound	2,289	2,126
ChannelRe	(151,751)	19,097

Total equity in (losses) earnings of other ventures	$(128,609)	$34,528

17

RenaissanceRe Holdings Ltd.

Ratings

At December 31, 2007	A.M. Best	S&P	Moody’s	Fitch
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	AA-	A2	A
DaVinci	A	A+	-	-
Top Layer Re	A+	AA	-	-
Renaissance Europe	A+	-	-	-

INDIVIDUAL RISK SEGMENT[1]
Glencoe	A-	-	-	-
Stonington	A-	-	-	-
Stonington Lloyds	A-	-	-	-
Lantana	A-	-	-	-

RENAISSANCERE[2]	a-	A	Baa1	BBB+

1	The A.M. Best, S&P, Moody’s and Fitch ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The A.M. Best, S&P, Moody’s and Fitch ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

18

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments and net unrealized gains and losses on credit derivatives issued by entities included in investments in other ventures, under equity method. In the presentation below, the only adjustments in respect of unrealized gains and losses reflect unrealized mark-to-market losses on credit derivatives and other credit-related products issued by ChannelRe, a financial guarantee reinsurer whose investment is accounted for by the Company under the equity method. The Company believes that the prevailing convention among financial guarantee insurers, reinsurers and other market participants, such as ChannelRe, is to exclude from operating income such unrealized gains and losses attributable to credit derivatives and other credit-related products. The Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio and credit derivatives issued by entities included in investments in other ventures, under equity method, which are not considered by management to be relevant indicators of business operations. The Company also uses “operating income” to calculate “operating income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share - diluted to operating income available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended					Year ended
	Dec. 31, 2007	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Dec. 31, 2007	Dec. 31, 2006
Net income available to common shareholders	$62,204	$133,400	$183,166	$190,805	$201,135	$569,575	$761,635
Adjustment for net realized (gains) losses on investments	(7,182)	(1,592)	11,566	(4,085)	(2,489)	(1,293)	34,464
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	131,201	35,970	—	—	—	167,171	—

Operating income available to common shareholders	$186,223	$167,778	$194,732	$186,720	$198,646	$735,453	$796,099

Net income available to common shareholders per common share - diluted	$0.88	$1.85	$2.53	$2.63	$2.78	$7.93	$10.57
Adjustment for net realized (gains) losses on investments	(0.10)	(0.02)	0.16	(0.06)	(0.04)	(0.02)	0.48
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	1.86	0.50	—	—	—	2.33	—

Operating income available to common shareholders per common share - diluted	$2.64	$2.33	$2.69	$2.57	$2.74	$10.24	$11.05

Return on average common equity - annualized	8.7%	18.8%	26.8%	29.7%	33.7%	20.9%	36.3%
Adjustment for net realized (gains) losses on investments	(1.0)%	(0.2)%	1.7%	(0.6)%	(0.4)%	(0.1)%	1.6%
Adjustment for net unrealized losses on credit derivatives issued by entities included in investments in other ventures, under equity method	18.4%	5.0%	—	—	—	6.2%	—

Operating return on average common equity - annualized	26.1%	23.6%	28.5%	29.1%	33.3%	27.0%	37.9%

The Company has also included in this Financial Supplement “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

19